MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2002-HC1

Payment Number	35
Beginning Date of Collection Period	01-May-05
End Date of Collection Period	31-May-05
Payment Date	20-Jun-05
Previous Payment Date	20-May-05

Funds Disbursement
Collected Funds	12,178,399.37
Available Payment Amount	12,057,225.57
Principal Collections	9,893,909.20
Interest Collections (net of servicing fee)	2,163,316.37
Net of Principal Recoveries	2,051,408.78
Principal Recoveries	111,907.59
Servicing Fee	121,173.80
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	12,178,399.37
Interest Paid to Notes	612,850.43
Principal Paid to Notes	907,491.38
Transferor - pursuant to 5.01 (a) (xii)	10,536,883.76
Servicing Fee	121,173.80

Pool Balance
Beginning Pool Balance	290,817,124.18
Principal Collections (including repurchases)	9,893,909.20
Additional Principal Reduction Amount	907,491.38
Ending Pool Balance	280,015,723.60

Collateral Performance
Cash Yield (% of beginning balance)	8.96%
Loss Rate (net of principal recoveries; % of beginning balance)	3.28%
Net Yield	5.68%
Realized Losses	795,583.79
Cumulative Realized Losses	18,498,631.86
Cumulative Loss Percentage	1.64%
Delinquent Loans
One Payment Principal Balance of loans	17,449,904.73
One Payment Number of loans	163
Two Payments Principal Balance of loans	3,950,856.88
Two Payments Number of loans	35
Three+ Payments Principal Balance of loans	29,401,164.35
Three+ Payments Number of loans	296

Two+ Payments Delinquency Percentage	11.91%
Two+ Payments Rolling Average	12.17%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	2,825
Number outstanding end of period	2,724
Number of REO as of the end of the Collection Period	101
Principal Balance of REO as of the end of the Collection Period	8,223,275.82

Overcollateralization
Begin OC Amount	84,089,924.26
OC Release Amount	9,893,909.20
Extra Principal Payment Amount	0.00
End OC Amount	74,196,015.06

Target OC Amount	67,203,773.66
Interim OC Amount	84,089,924.26
Interim OC Deficiency	0.00

Monthly Excess Cashflow	642,974.56
Principal Payment Amount	-
Principal Collections	9,893,909.20
OC Release Amount	9,893,909.20

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	3.09000%
Class A Formula Rate (1-mo. Libor plus 30bps)	3.39000%
Class A Note Rate	3.39000%
Class M Formula Rate (1-mo. Libor plus 65bps)	3.74000%
Class M Note Rate	3.74000%
Available Funds Cap	8.98673%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	1.437633
2. Principal Payment per $1,000	0.863449
3. Interest Payment per $1,000	0.574184

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.39000%
2. Days in Accrual Period	31

3. Class A Interest Due	512,626.09
4. Class A Interest Paid	512,626.09
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	175,606,997.44
2. Class A Principal Due	770,879.87
3. Class A Principal Paid	770,879.87
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	174,836,117.57

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.6694408%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	19.5830959%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	62.4379643%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	1.496915
2. Principal Payment per $1,000	0.863449
3. Interest Payment per $1,000	0.633465

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.74000%
2. Days in Accrual Period	31

3. Class M Interest Due	100,224.34
4. Class M Interest Paid	100,224.34
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	31,120,202.48
2. Class M Principal Due	136,611.51
3. Class M Principal Paid	136,611.51
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	30,983,590.97

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	19.6694408%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	19.5830959%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	11.0649468%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 3, 2002 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2002-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on June 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of June, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer